UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of The Securities Act of 1934

        Date of Report (Date of earliest event reported): June 23, 2003

LSI INDUSTRIES INC.

        (Exact name of Registrant as specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	0-13375 (Commission File Number)	31-0888951 (IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio                                                                                                                                                        45242
(Address of Principal Executive Offices)                                                                                                                                                  (Zip Code)

           Registrant's telephone number, including area code                                                                                                               (513) 793-3200

(Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosure.

Other Events

    (a)        Form 11-K. The Company’s Non-Qualified Deferred Compensation Plan is not obligated to file reports under the Securities Exchange Act of 1934 because there are fewer than three hundred holders of plan interests.

    (b)        Notice Regarding Consent of Arthur Andersen LLP. Section 11(a) of the Securities Act of 1993 provides that if any part of a registration statement at the time such part becomes effective contains an untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement (unless it is proved that at the time of such acquisition such person knew of such untruth or omission) may assert a claim against, among others, an accountant who has consented to be named as having prepared or certified any part of the registration statement, or as having certified any report or valuation which is used in connection with the registration statement.

        As disclosed in the Company’s Form 8-K filed on April 15, 2002, the Company dismissed Arthur Andersen LLP as its independent public accountants and announced it had engaged Grant Thornton LLP as its independent certified public accountants.

        After reasonable efforts, the Company was unable to obtain the written consent of Arthur Andersen as to the incorporation by reference of their reports for the years ended June 30, 2001 and 2000 as included in the Company’s 2002 Form 10-K, into the Company’s previously filed Registration Statement on Form S-3 (File No. 333-55808) and on Forms S-8 (Files No’s. 33-64721, 33-64723, 333-115003, 333-91531, 333-100038 and 333-100039) and has not included Arthur Andersen’s consent with the Company’s 2002 Annual Report on Form 10-K in reliance on Rule 437a as promulgated under the Securities Act. As a result, shareholders of the Company will not be able to recover against Arthur Andersen under the Securities Act for any untrue statement of a material fact contained in the Company’s financial statements audited by Arthur Andersen incorporated by reference in the above registration statements or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. To the extent provided in Section 11(b)(3)(C) of the Securities Act, however, other persons who are liable under Section 11(a) of the Securities Act, including its officers and directors, may still rely on Arthur Andersen’s original audit reports as being made by an expert for purposes of establishing a due diligence defense under Section 11(b) of the Securities Act.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC. /s/ Ronald S. Stowell Ronald S. Stowell Vice President, Chief Financial Officer and Treasurer (Principal Accounting Officer)

June 23, 2003